As filed with the Securities and Exchange Commission on August 5, 2003

Reg. No. 333-106629

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CYTRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	58-1642750
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Steven A. Kriegsman

CytRx Corporation

11726 San Vicente Boulevard., Suite 650

Los Angeles, California 90049

(310) 826-5648

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Sanford J. Hillsberg, Esq.

Istvan Benko, Esq.

Troy & Gould Professional Corporation

1801 Century Park East, Suite 1600, Los Angeles, California 90067

(310) 553-4441

Approximate date of commencement of proposed sale to public:    As soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16.    EXHIBITS

The following exhibits are filed herewith or incorporated by reference as a part of this Registration Statement:

4.1	Certificate of Amendment to Restated Certificate of Incorporation (incorporated herein by reference from Exhibit 3.1 to the Company’s current report on Form 8-K filed on September 12, 2000)

4.2	Restated Certificate of Incorporation (incorporated by reference from Exhibit 3.1 to the Company’s restated registration statement on Form S-3 filed on November 5, 1997, File Number 333-39607)

4.3	Bylaws, as amended (incorporated by reference from Exhibit 4.2 to the Company’s registration statement on Form S-8 filed on July 21, 1997, File Number 333-31717)

4.4	Shareholder Protection Rights Agreement dated April 16, 1997 between CytRx Corporation and American Stock Transfer & Trust Company as Rights Agent (incorporated herein by reference to Exhibit 4.1 to the Company s quarterly report on Form 10-Q for the quarter ended March 31, 1997)

4.5	Form of Common Stock Purchase Warrant between Company and each of the investors in the May 29, 2003 private placement (incorporated herein by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on May 30, 2003)

5	Opinion of Troy & Gould Professional Corporation**

10.1	Securities Purchase Agreement, dated as of May 29, 2003, between the Company and the Purchasers identified on the signatory page thereof (incorporated herein by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 30, 2003)

10.2	Registration Rights Agreement, dated as of May 29, 2003, between the Company and the Purchasers identified on the signature page thereof (incorporated herein by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 30, 2003)

10.3	Non-Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering RNA sequence specific mediators of RNA interference. (incorporated herein by reference to Exhibit 10.2 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.4	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering in vivo production of small interfering RNA’s. (incorporated herein by reference to Exhibit 10.3 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.5	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering inhibitation of gene expression in adipocytes using interference RNA. (incorporated herein by reference to Exhibit 10.4 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.6	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering RNAi targeting of viruses. (incorporated herein by reference to Exhibit 10.5 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.7	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering primary and polyvalent HIV-1 envelope glycoprotein DNA vaccines. (incorporated herein by reference to Exhibit 10.6 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.8	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering gene based therapeutics for solid tumor treatments. (incorporated herein by reference to Exhibit 10.7 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.9	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering selective silencing of a dominant ALS gene by RNAi. (incorporated herein by reference to Exhibit 10.8 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

23.1	Consent of Troy & Gould Professional Corporation (included in Exhibit 5).**

23.2	Consent of Ernst & Young LLP.**

23.3	Consent of Good Swartz Brown & Berns, LLP. **

23.4	Consent of Silverman Olson Thorvilson & Kaufmann, Ltd.**

23.5	Consent of Ernst & Young LLP**

24	Power of Attorney.**

*	Included herewith.
**	Previously filed with Registration Statement
+	Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Los Angeles, State of California, on August 4, 2003.

CYTRX CORPORATION

By:	/s/ Steven A. Kriegsman
Steven A. Kriegsman Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ STEVEN A. KRIEGSMAN Steven A. Kriegsman	Chief Executive Officer, Interim Chief Financial Officer and Director	August 4, 2003

	/s/ LOUIS J. IGNARRO* Louis J. Ignarro, Ph.D	Director	August 4, 2003

	/s/ JOSEPH RUBINFELD* Joseph Rubinfeld, Ph.D.	Director	August 4, 2003

	/s/ MAX LINK* Max Link	Director	August 4, 2003

	/s/ RAYMOND C. CARNAHAN* Raymond C. Carnahan	Director	August 4, 2003

	/s/ HERBERT H. MCDADE* Herbert H. McDade	Director	August 4, 2003

*By:	/s/ STEVEN A. KRIEGSMAN		August 4, 2003
Steven A. Kriegsman Attorney-in-Fact†

	Alexander L. Cappello	Director	August , 2003

†	A power of attorney authorizing Steven A. Kriegsman to sign on behalf of each of these Directors was previously filed with the Registration Statement.

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EXHIBIT INDEX

The following exhibits are filed herewith or incorporated by reference as a part of this Registration Statement:

4.1	Certificate of Amendment to Restated Certificate of Incorporation (incorporated herein by reference from Exhibit 3.1 to the Company’s current report on Form 8-K filed on September 12, 2000)

4.2	Restated Certificate of Incorporation (incorporated by reference from Exhibit 3.1 to the Company’s restated registration statement on Form S-3 filed on November 5, 1997, File Number 333-39607)

4.3	Bylaws, as amended (incorporated by reference from Exhibit 4.2 to the Company’s registration statement on Form S-8 filed on July 21, 1997, File Number 333-31717)

4.4	Shareholder Protection Rights Agreement dated April 16, 1997 between CytRx Corporation and American Stock Transfer & Trust Company as Rights Agent (incorporated herein by reference to Exhibit 4.1 to the Company s quarterly report on Form 10-Q for the quarter ended March 31, 1997)

4.5	Form of Common Stock Purchase Warrant between Company and each of the investors in the May 29, 2003 private placement (incorporated herein by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed on May 30, 2003)

5	Opinion of Troy & Gould Professional Corporation**

10.1	Securities Purchase Agreement, dated as of May 29, 2003, between the Company and the Purchasers identified on the signatory page thereof (incorporated herein by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on May 30, 2003)

10.2	Registration Rights Agreement, dated as of May 29, 2003, between the Company and the Purchasers identified on the signature page thereof (incorporated herein by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on May 30, 2003)

10.3	Non-Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering RNA sequence specific mediators of RNA interference. (incorporated herein by reference to Exhibit 10.2 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.4	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering in vivo production of small interfering RNA’s. (incorporated herein by reference to Exhibit 10.3 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.5	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering inhibitation of gene expression in adipocytes using interference RNA. (incorporated herein by reference to Exhibit 10.4 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.6	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering RNAi targeting of viruses. (incorporated herein by reference to Exhibit 10.5 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.7	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering primary and polyvalent HIV-1 envelope glycoprotein DNA vaccines. (incorporated herein by reference to Exhibit 10.6 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.8	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering gene based therapeutics for solid tumor treatments. (incorporated herein by reference to Exhibit 10.7 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

10.9	Exclusive License Agreement dated as of April 15, 2003 between University of Massachusetts Medical School and Company covering selective silencing of a dominant ALS gene by RNAi. (incorporated herein by reference to Exhibit 10.8 to the Form S-3 Amendment No. 4 File Number 333-100947 filed on August 5, 2003)+

23.1	Consent of Troy & Gould Professional Corporation (included in Exhibit 5).**

23.2	Consent of Ernst & Young LLP.**

23.3	Consent of Good Swartz Brown & Berns, LLP. **

23.4	Consent of Silverman Olson Thorvilson & Kaufmann, Ltd.**

23.5	Consent of Ernst & Young LLP**

24	Power of Attorney.**

*	Included herewith.
**	Previously filed with Registration Statement
+	Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

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